PACIFIC LIFE FUNDS
                        PL Short Duration Bond Fund
                       Report Pursuant to Rule 10f-3
                      Quarter Ending December 31, 2007

                                              Securities
                                              Purchased

(1) Name of Issuer                            UnitedHealth
                                              Group Inc.

(2) Description of Security                   5.125%
    (name, coupon, maturity,                  Notes
    subordination, common stock,              11/15/2010
    etc.)

(3) Date of Purchase                          11/14/2007

(4) Unit Price                                $100.00
                                              $99.888*

(5) Current Yield                             5.131%

(6) Yield to Maturity                         5.126%

(7) Principal Amount of Total
    Offering                                  $250,000,000

(8) Underwriting Spread                       0.350%

(9)Names of Underwriters                      List Attached
  (prospectus may be attached)

(10) Years of Continuous Operation            At least 3 Years

(11) Dollar Amount of Purchase                $374,580

(12) % of Offering Purchased by Fund           0.15%
(13) % of Offering Purchased by
     Associated Accounts                      11.85%

(14) Sum of (12) and (13)                     12.00%
(15) % of Fund Assets Applied to
     Purchase                                  0.47%

(16) Name(s) of Underwriter(s) or
     Dealer(s) from whom Purchased            JPMorgan

(17) Is Fund Manager a Manager or              Yes
     Co-manager in Offering                    (Goldman Sachs)

$100.00 is prospectus proposed maximum offering price per unit.
$99.888 is trade ticket price paid by Goldman Sachs.




                                             Comparable
                                             Securities (1)

(1) Name of Issuer                            Darden
                                              Restaurant Inc.

(2) Description of Security                   6.200%
    (name, coupon, maturity,                  Senior Notes
    subordination, common stock,              10/15/2017
    etc.)

(3) Date of Purchase                          N/A

(4) Unit Price                                $99.838

(5) Current Yield                             6.210%

(6) Yield to Maturity                         6.222%

(7) Principal Amount of Total
    Offering                                  $500,000,000

(8) Underwriting Spread                       0.650%

(9)Names of Underwriters
  (prospectus may be attached)                List Attached

(10) Years of Continuous Operation            N/A

(11) Dollar Amount of Purchase                N/A

(12) % of Offering Purchased by Fund          N/A
(13) % of Offering Purchased by
     Associated Accounts                      N/A

(14) Sum of (12) and (13)                     N/A
(15) % of Fund Assets Applied to
       Purchase                               N/A

(16) Name(s) of Underwriter(s) or
     Dealer(s) from whom Purchased            N/A

(17) Is Fund Manager a Manager or
     Co-manager in Offering                   N/A

                                             Comparable
                                             Securities (2)

(1) Name of Issuer                            Marriott
                                              International

(2) Description of Security                   5.625%
    (name, coupon, maturity,                  Senior Notes
    subordination, common stock,              02/15/2013
    etc.)

(3) Date of Purchase                          N/A

(4) Unit Price                                $99.723

(5) Current Yield                             5.641%

(6) Yield to Maturity                         5.688%

(7) Principal Amount of Total
    Offering                                  $400,000,000

(8) Underwriting Spread                       0.600%

(9)Names of Underwriters
  (prospectus may be attached)                List Attached

(10) Years of Continuous Operation            N/A

(11) Dollar Amount of Purchase                N/A

(12) % of Offering Purchased by Fund          N/A
(13) % of Offering Purchased by
     Associated Accounts                      N/A

(14) Sum of (12) and (13)                     N/A
(15) % of Fund Assets Applied to
     Purchase                                 N/A

(16) Name(s) of Underwriter(s) or
     Dealer(s) from whom Purchased            N/A

(17) Is Fund Manager a Manager or
     Co-manager in Offering                   N/A

                                             Comparable
                                             Securities (3)

(1) Name of Issuer                            N/A

(2) Description of Security                   N/A
    (name, coupon, maturity,                  N/A
    subordination, common stock,
    etc.)

(3) Date of Purchase                          N/A

(4) Unit Price                                N/A

(5) Current Yield                             N/A

(6) Yield to Maturity                         N/A

(7) Principal Amount of Total
    Offering                                  N/A

(8) Underwriting Spread                       N/A

(9)Names of Underwriters
  (prospectus may be attached)                N/A

(10) Years of Continuous Operation            N/A


(11) Dollar Amount of Purchase                N/A

(12) % of Offering Purchased by Fund          N/A
(13) % of Offering Purchased by
     Associated Accounts                      N/A

(14) Sum of (12) and (13)                     N/A
(15) % of Fund Assets Applied to
       Purchase                               N/A

(16) Name(s) of Underwriter(s) or
     Dealer(s) from whom Purchased            N/A

(17) Is Fund Manager a Manager or
     Co-manager in Offering                   N/A


[Page Break]


                         PACIFIC LIFE FUNDS
                     PL Short Duration Bond Fund
                     Report Pursuant to Rule 10f-3
                    Quarter Ending December 31, 2007


Eligibility (check one):
[ ]  registered public offering
[ ]  government security
[ ]  Eligible Municipal Security
[x]  Eligible Foreign Offering
[ ]  Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

[x] The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering.

[x] The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

[x] The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

[x] Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

[ ] In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

[x] Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class. Identify such other purchasers:

[x] The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
[ ]  the securities were sold in an Eligible Rule 144A Offering;
[ ] compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Fund Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's
Rule 10f-3 Procedures.

Date: 01/31/2008             Signed:  /s/ Li-Chian See
		                 Name:        Li-Chian See
	                       Title:  Vice President GSAM Compliance


[Page Break]

                               PACIFIC LIFE FUNDS
                             PL Mid-Cap Growth Fund
                           Report Pursuant to Rule 10f-3
                         Quarter Ending December 31, 2007


                                              Securities
                                              Purchased

(1) Name of Issuer                            Alibaba.com Ltd

(2) Description of Security
    (name, coupon, maturity,
    subordination, common stock,              Common Stock
    etc.)

(3) Date of Purchase                          10/29/2007

(4) Unit Price                                $13.50 HKD
                                              ($1.74 USD)

(5) Current Yield                             N/A

(6) Yield to Maturity                         N/A

(7) Principal Amount of Total                 $11,595,163,500 HKD
    Offering                                  ($1,495,889,555 USD)

(8) Underwriting Spread                       $0.338 HKD%
                                              ($0.044 USD)
(9)Names of Underwriters                      List Attached
  (prospectus may be attached)

(10) Years of Continuous Operation            At least 3 Years

(11) Dollar Amount of Purchase                $65,970

(12) % of Offering Purchased by Fund          0.0044%
(13) % of Offering Purchased by
     Associated Accounts                      0.4847%

(14) Sum of (12) and (13)                     0.4891%
(15) % of Fund Assets Applied to
     Purchase                                 0.1070%

(16) Name(s) of Underwriter(s) or
     Dealer(s) from whom Purchased            Goldman Sachs

(17) Is Fund Manager a Manager or              Yes
     Co-manager in Offering                    (Morgan Stanley)

                                             Comparable
                                             Securities (1)

(1) Name of Issuer                            Equinox

(2) Description of Security
    (name, coupon, maturity,
    subordination, common stock,              Common Stock
    etc.)

(3) Date of Purchase                          N/A

(4) Unit Price                                $84.05

(5) Current Yield                             N/A

(6) Yield to Maturity                         N/A

(7) Principal Amount of Total
    Offering                                  $307,837.832

(8) Underwriting Spread                       $3.257

(9)Names of Underwriters
  (prospectus may be attached)                List Attached

(10) Years of Continuous Operation            N/A

(11) Dollar Amount of Purchase                N/A

(12) % of Offering Purchased by Fund          N/A
(13) % of Offering Purchased by
     Associated Accounts                      N/A

(14) Sum of (12) and (13)                     N/A
(15) % of Fund Assets Applied to
       Purchase                               N/A

(16) Name(s) of Underwriter(s) or
     Dealer(s) from whom Purchased            N/A

(17) Is Fund Manager a Manager or
     Co-manager in Offering                   N/A

                                             Comparable
                                             Securities (2)

(1) Name of Issuer                            NaviSite Inc

(2) Description of Security
    (name, coupon, maturity,
    subordination, common stock,              Common Stock
    etc.)

(3) Date of Purchase                          N/A

(4) Unit Price                                $4.50

(5) Current Yield                             N/A

(6) Yield to Maturity                         N/A

(7) Principal Amount of Total
    Offering                                  $38,944,571

(8) Underwriting Spread                       $0.281

(9)Names of Underwriters
  (prospectus may be attached)                List Attached

(10) Years of Continuous Operation            N/A

(11) Dollar Amount of Purchase                N/A

(12) % of Offering Purchased by Fund          N/A
(13) % of Offering Purchased by
     Associated Accounts                      N/A

(14) Sum of (12) and (13)                     N/A
(15) % of Fund Assets Applied to
       Purchase                               N/A

(16) Name(s) of Underwriter(s) or
     Dealer(s) from whom Purchased            N/A

(17) Is Fund Manager a Manager or
     Co-manager in Offering                   N/A

[Page Break]

                               Underwriters

                              Alibaba.com Ltd

                               Goldman Sachs
                               Morgan Stanley
                               Deutsche Bank
                                 Rothschild

                                 Equinox

                                  Citi
                               Credit Suisse
                              Jefferies & Co
                            UBS Investment Bank


                               NaviSite Inc

                            CIBC World Markets
                         Thomas Weisel Partners LLC















                           PACIFIC LIFE FUNDS
                         PL Mid-Cap Growth Fund
                       Report Pursuant to Rule 10f-3
                       Quarter Ending December 31, 2007

Eligibility (check one):
[ ] registered public offering
[ ] government security
[ ] Eligible Municipal Security
[ ] Eligible Foreign Offering
[x] Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):
[x] The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering.

[x] The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

[x] The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

[x] Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

[ ] In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

[x] Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class. Identify such other purchasers:


[x] The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
[ ] the securities were sold in an Eligible Rule 144A Offering;
[ ] compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Fund Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's
Rule 10f-3 Procedures.

Date: 01/10/2008                 Signed:	/s/ Dennis Lynch
                                 Name:	Dennis Lynch
                                 Title:   Fund Manager

[Page Break]

                                Underwriters

                           UnitedHealth Group Inc.

                                DB Securities
                                Goldman Sachs
                                  JP Morgan
                                Merrill Lynch
                          Banc of America Securities
                           Bank of Tokyo Mitsubishi
                               Barclays Capital
                                 Bear Stearns
                         Bank of New York Capital Markets
                                  Citigroup
                                  Credit Suisse
                                 HSBC Securities
                              Keybanc Capital Markets
                                 Lehman Brothers
                                 Morgan Stanley
                               National City Bank
                              RBS Greenwich Capital
                                 UBS Securities
                                   US Bancorp

                            Darden Restaurants Inc.

                          Bank of America Securities LLC,
                             SunTrust Robinson Humphrey,
                                Wachovia Securities,
                               Wells Fargo Securities,
                                 Comerica Securities
                               Fifth Third Securities, Inc.,
                                    Piper Jaffray,
                                   Lehman Brothers,
                                Mizuho Securities USA Inc.,
                             Utendahl Capital Partners, L.P.,
                             The Williams Capital Group, L.P.

                                 Marriot International

                                      Citigroup
                                     Merrill Lynch
                                 Banc of America Securities
                                    Barclays Capital
                                      Credit Suisse
                                      DB Securities
                                      Morgan Stanley
                                      HSBC Securities
                                         JPMorgan
                                      Lehman Brothers
                                 SunTrust Robinson Humphrey
                                   Wachovia Capital Markets